a series of Dominion Funds, Inc.

Supplement dated April 15, 2013 to the Prospectus and Statement of Additional Information dated January 8, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus and Statement of Additional Information.

Effective, April 15, 2013, Fairfax Global Markets, LLC (the “Adviser”) will no longer delegate the performance of due diligence with respect to specific companies, and making of recommendations to the Advisor with respect to the Fairfax Gold and Precious Metals Fund (the “Fund”) investments to the sub-adviser, Lancelot Capital Limited (“Lancelot”).  The Adviser does not expect to delegate due diligence, accept recommendations from or allocate the management of any of the Fund’s assets to Lancelot in the future.  References in the Fund’s Prospectus and Statement of Additional Information to Lancelot should be disregarded.

You should read this Supplement in conjunction with the Prospectus dated January 8, 2013 and Statement of Additional Information dated January 8, 2013, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-270-1222.

Supplement dated April 15, 2013